SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2002

BearingPoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1676 International Drive
McLean, VA 22102
(Address of principal executive offices)

(703) 747-3000
(Registrant’s telephone number, including area code)

Item 5.    Other Events

On December 10, 2002, BearingPoint, Inc. (the “Company”) announced a re-alignment of BearingPoint GmbH, the Company’s German, Austrian, and Swiss consulting operations formerly known as KPMG Consulting AG. The restructuring of these operations, which the Company acquired in August 2002, results from a careful evaluation of changing market demands for systems integration and business consulting services in these regions.

In conjunction with this restructuring, the Company plans to reduce its workforce by approximately 700 employees, in order to balance workforce capacity with market demand for services. The action impacts approximately four percent of the Company’s global workforce and is limited to its German, Austrian and Swiss consulting operations. This reduction-in-force and its associated expenses were previously accounted for as part of the acquisition of KPMG Consulting AG, as previously publicly reported. As a result, the Company does not expect to take a non-operating charge to earnings related to these actions.

As a result of the realignment, the remaining 2,100 employees of BearingPoint GmbH will be reorganized into four divisions:

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The Business Consulting unit will house the industry-focused lines of business, specifically Financial Services, Communications & Content, Consumer & Industrial Markets, and Infrastructure Services (including public sector);

•	The Global Solutions Delivery unit will concentrate on the delivery of transnational projects and will allow BearingPoint GmbH’s SAP expertise to be fully leveraged on the European and Global level;

•	The creation of the Managed Services unit will bring together existing resources to better serve this growing market throughout Europe; and

•	The Technology Procurement Services unit will provide product support services including value-added reselling and product development resources.

Other measures that were announced included strengthening BearingPoint GmbH’s sales force and enhancing the Company’s ability to manage resources in the region. The re-aligned structure will also facilitate integration with the Company globally.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements relate to the Company’s operations that are based on the Company’s current expectations, estimates and projections. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance because they involve risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements are based

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upon assumptions as to future events or the Company’s future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. As a result, these statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The Company’s actual results may differ from the forward-looking statements for many reasons, including:

—	the business decisions of the Company’s clients regarding the use of the Company’s services;

—	the timing of projects and their termination;

—	the availability of talented professionals to provide the Company’s services;

—	the pace of technological change;

—	the strength of the Company’s joint marketing relationships;

—	the actions of the Company’s competitors; and

—	unexpected difficulties associated with the Company’s recent acquisitions, group hires and other transactions involving BearingPoint GmbH and the former Andersen BC Practices.

In addition, the Company’s results and forward-looking statements could be affected by general domestic and international economic and political conditions, including the current slowdown in the economy, uncertainty as to the future direction of the economy and vulnerability of the economy to domestic or international incidents, as well as market conditions in the Company’s industry. For a more detailed discussion of certain of these factors, see “Factors Affecting Future Financial Results” attached as Exhibit 99.1 to the Company’s Form 10-Q for the quarter ended September 30, 2002, “Factors Affecting Future Financial Results” in the Company’s most recent Form 10-K and similar sections in the Company’s filings with the Securities and Exchange Commission, which describe risks and factors that could cause results to differ materially from those projected in such forward-looking statements. The Company cautions the reader that these risk factors may not be exhaustive. The Company operates in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those implied by any forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2002	BearingPoint, Inc.

By: /s/ David W. Black

David W. Black Executive Vice President, General Counsel and Secretary

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